Financial Risk Management	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial Risk Management

4. FINANCIAL RISK MANAGEMENT

The Group’s activities involve various types of financial risks: market risk (including exchange rate risk, interest rate risk and price risk), credit risk and liquidity risk. The Group maintains an organizational structure and systems that allow the identification, measurement and control of the risks to which it is exposed.

•	Market Risk

The market risk to which the Group is exposed is the possibility that the valuation of the Group’s financial assets or financial liabilities as well as certain expected cash flows may be adversely affected by changes in interest rates, exchange rates or certain other price variables.

The following is a description of these risks as well as a detail of the extent to which the Group is exposed and a sensitivity analysis of possible changes in each of the relevant market variables.

Exchange Rate Risk

The value of financial assets and liabilities denominated in a currency different from the Company’s functional currency is subject to variations resulting from fluctuations in exchange rates. Since YPF’s functional currency is the U.S. dollar, the currency that generates the greatest exposure is the Argentine peso (the Argentine legal currency).

The Group does not use derivatives as a hedge against exchange rate fluctuations. While during fiscal year 2015 the Group started to operate with U.S. dollars future exchange rate agreements (until their complete termination in fiscal year 2016), for IFRS 7“Financial instruments: disclosures” no exchange rate risk arises from financial instruments denominated in the Company’s functional currency.

Otherwise, according to the Company’s functional currency, and considering the currency exchange process, the fluctuations in the exchange rate related to the financial assets and liabilities’ value in pesos do not have any effect in the Other comprehensive income in Shareholders’ equity.

The following table provides a breakdown of the effect a variation of 10% in the prevailing exchange rates on the Group’s net income, taking into consideration the exposure of financial assets and liabilities denominated in pesos as of December 31, 2017:

	Appreciation (+) / depreciation (-) of exchange rate of peso against U.S. dollar		Income(loss) for fiscal year ended December 31, 2017
Impact on net income before income tax corresponding to financial assets and liabilities	+10 -10	% %	1,248 (1,248)

Interest Rate Risk

The Group is exposed to risks associated with fluctuations in interest rates on loans and investments. Changes in interest rates may affect the interest income or expenses derived from financial assets and liabilities tied to a variable interest rate. Additionally, the fair value of financial assets and liabilities that accrue interests based on fixed interest rates may also be affected.

The table below provides information about the financial assets and liabilities as of December 31, 2017 that accrues interest considering the applicable rate:

	Financial Assets(1)	Financial Liabilities(2)
Fixed interest rate	2,100	149,306
Variable interest rate	1,968	41,757

Total(3)	4,068	191,063

(1)	Includes temporary investments. Loans with related companies and trade receivables with interest-bearing payment agreements. It does not include the rest of the trade receivables that are mostly non-interest bearing
(2)	Includes only financial loans. Does not include accounts payable, which mostly do not accrue interest.
(3)	Includes principal and interest.

The variable rate financial loans represent 22% of the total loans as of December 31, 2017, and include NO, pre-financing of exports, financing of imports and financial loans with local and international entities. The portion of the loan, which accrues variable interest rate, is mainly exposed to the fluctuations in LIBOR and BADLAR. Approximately 31,500 accrues variable interest of BADLAR plus a spread between 0% and 6% and 8,509 accrues variable interest of LIBOR plus a spread between 1.4% and 7.5%.

Approximately 77% (146,353) of the total of the financial loans of the Group is denominated in U.S. dollars, 3% (5,785) is in Swiss francs and the remainder is mainly in Argentine pesos, as of December 31, 2017.

Financial assets mainly include, in addition to trade receivables, which have low exposure to interest rate risk, bank deposits, fixed-interest deposits and investments in mutual funds such as “money market” or short-term fixed interest rate instruments.

The Group’s strategy to hedge interest rate risk is based on placingfunds at a variable interest rate, which partially offset financial loans at a variable interest rate, as well as on maintaining relatively low percentages of debt at a floating interest rate.

The Group does not usually use derivative financial instruments to hedge the risks associated with interest rates.

The table below shows the estimated impact on consolidated comprehensive income that an increase or decrease of 100 basis points in the interest rate would have.

	Increase (+) / decrease (-) in the interest rates (basis points)	Income(loss) for fiscal year ended December 31, 2017
Impact on net income after income tax	+100 -100	(257 257)

Other Price Risks

Although not considered a financial risk, until recently, the Group was not significantly exposed to commodity price risks, as a result, among other reasons, of the existing regulatory, economic and government policies in force that determined that local prices charged for gasoline, diesel and other fuels were not affected in the short-term by fluctuations in the price of such products in international and regional markets. Additionally, the Group was impacted by certain regulations that affected the determination of export prices received by the Group, such as those mentioned in Note 30, which consequently limits the effects of short-term price volatility in the international market. That is, there was a gap between domestic market prices and international market prices, which was evident in certain periods with price variations in directions (or values) substantially different from those observed in the international market.

However, as mentioned above, since the second semester of 2016 a local process was initiated to achieve an orderly transition towards international prices, which implied a gradual decrease in the sales prices of local crudes (Medanito and Escalante). In the same way, in January 2017, the Producers and Refiners entered into a new agreement for the above mentioned transition, in which a range of prices was established for the sale of oil on the domestic market, for the purpose of achieving parity with international markets during fiscal year 2017, all of which occurred during the last quarter of 2017.

Given this transition process to international prices and also that export duties on external prices were not extended in January 2017, the aforementioned price risk exposure has changed and it will depend on the capacity of the Group to transfer to its fuel prices on the local market, the variations in international prices as well as the possibility of adapting its costs to such changes.

In addition, the Group is exposed to the own price risk for investments in financial instruments (public securities and mutual funds), which were classified in the statement of financial position as “at fair value through profit or loss”. The Group continuously monitors the change in these investments for significant movements.

As of December 31, 2017, the aggregate value of financial assets at fair value through profit or loss amounts to 31,987.

The following table shows the effect that a 10% variation in the prices of investments in financial instruments would have on the Group’s results as of December 31, 2017:

	Increase (+) / decrease (-) in the prices of investments in financial		Profit / (loss) for the year ended December 31, 2017
Impact on net result before income tax	+10 -10	% %	3,199 (3,199)

The Group does not use derivative financial instruments to hedge the risks associated with the fluctuation of the price of commodities as well as the risk inherent to investments in public securities and mutual funds.

•	Liquidity Risk

Liquidity risk is associated with the possibility of a mismatch between the need of funds to meet short, medium or long-term obligations.

As mentioned in previous paragraphs, the Group intends to align the maturity profile of its financial debt to be related to its ability to generate enough cash flows for its cancellation, as well as to finance the projected expenditures for each year. As of December 31, 2017 the availability of liquidity reached 44,454, considering cash of 9,672, other liquid financial assets of 19,066 and available credit lines with banks of 15,716. Likewise, YPF has the ability to issue additional debt under the negotiable obligations global program originally approved by the Shareholders meeting in 2008 expanded in September 2012, in April 2013, in February 2015 and in April 2016.

The following table sets forth the maturity dates of the Group’s financial liabilities as of December 2017:

	December 31, 2017
	Maturity date
	0 - 1 year	1 - 2 year	2 - 3 year	3 - 4 year	4 - 5 year	More than 5 years	Total
Financial liabilities
Loans	39,336	11,411	19,051	25,776	13,929	81,560	191,063
Other liabilities	2,383	33	24	22	22	176	2,660
Accounts payable(1)	45,605	150	12	—	—	6	45,773

	87,324	11,594	19,087	25,798	13,951	81,742	239,496

(1)	The amounts disclosed are the contractual, undiscounted cash flows associated to the financial liabilities given that they do not differ significantly from their face values

Most of the Group’s loans contain usual covenants for contracts of this nature. Approximately 52% of the outstanding loans as of December 31, 2017 are subject to financial covenants related to the average ratio and debt service coverage ratio.

Under the terms of the loan agreements and NO, if the Group breached a covenant or if it could not remedy it within the stipulated period, it would default, a situation that would limit its liquidity and, given that the majority of its loans contain cross default provisions, it could result in an early enforceability of its obligations.

•	Credit Risk

Credit risk is defined as the possibility of a third party not complying with its contractual obligations, thus negatively affecting results of operations of the Group.

Credit risk in the Group is measured and controlled on an individual customer basis. The Group has its own systems to conduct a permanent evaluation of credit performance of all of its debtors, and the determination of risk limits with respect to third parties, in line with best practices using for such end internal customer records and external data sources.

Financial instruments that potentially expose the Group to a credit concentration risk consist primarily of cash and cash equivalents, trade receivables and other receivables. The Group invests excess cash primarily in high liquid investments with financial institutions with a strong credit rating both in Argentina and abroad. In the normal course of business and based on ongoing credit evaluations to its customers, the Group provides credit to its customers and certain related parties. Likewise, the Group accounts for doubtful trade losses in the Statement of Comprehensive Income, based on specific information regarding its clients.

The provisions for doubtful accounts are measured by the following criteria:

•	The aging of the receivable;

•	The analysis of the customer’s capacity to return the credit granted, also taking into consideration special situations such as the existence of a voluntary reorganization petition, bankruptcy and arrears, and guarantees, among others.

The maximum exposure to credit risk of the Groups of December 31, 2017 based on the type of its financial instruments and without excluding the amounts covered by guarantees and other arrangements mentioned below is set forth below:

Maximum exposure as of December 31, 2017
Cash and cash equivalents	28,738
Other financial assets	63,911

Considering the maximum exposure to the risk of the Other financial assets based on the concentration variable of the counterparties, credit with the National Government and direct agencies accounts for approximately 31% (14,911), while the Group’s remaining debtors are diversified.

Following is the breakdown of the financial assets past due as of December 31, 2017.

	Current trade receivable	Other current receivables
Less than three months past due	5,603	798
Between three and six months past due	3,820	453
More than six months past due	2,399	982

	11,822	2,233

At such date, the provision for doubtful trade receivables amounted to 1,323 and the provisions for other doubtful receivables amounted to 292. These provisions are the Group’s best estimate of the losses incurred in relation with accounts receivables.

Guarantee Policy

As collateral of the credit limits granted to customers, the Group receives several types of guarantees from its customers. In the service stations and distributors market, where generally long-term relationships with customers are established, mortgages prevail. For foreign customers, joint and several bonds from their parent companies prevail. In the industrial and transport market, bank guarantees prevail. To a lesser extent, the Group has also obtained other guarantees such as credit insurances, surety bonds, guarantee customer – supplier, and car pledges, among others.

The Group has effective guarantees granted by third parties for a total amount of 10,789, 9,300 and 6,277 as of December 31, 2017, 2016 and 2015, respectively.

During the fiscal years ended December 31, 2017, 2016, and 2015, the Group executed guarantees received for an amount of 2, 1 and 2, respectively.